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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): July 25, 2002


                            HERSHEY FOODS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              Delaware                     1-183                23-0691590
  (State or Other Jurisdiction of       (Commission           (IRS Employer
   Incorporation or Organization)       File Number)      Identification Number)


       100 Crystal A Drive, Hershey, Pennsylvania                   17033
        (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (717) 534-6799




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                                Page 1 of 3 Pages


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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On July 25, 2002, Hershey Foods Corporation (the "Company") confirmed that the Milton Hershey School Trust, which controls 77% of the voting power of the Company's stock, has informed the Company that it has decided to diversify its holdings and in this regard wants the Company to explore a sale of the entire Company. For more information, see the full press release included in this Form 8-K as Exhibit 99.01.

ITEM 7.  EXHIBITS

        EXHIBIT NO.          DESCRIPTION
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           99.01             Press Release, dated July 25, 2002

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 25, 2002

                                      HERSHEY FOODS CORPORATION


                                      By: /s/ Burton H. Snyder
                                          -------------------------------------
                                          Name:  Burton H. Snyder
                                          Title: Senior Vice President, General
                                                 Counsel and Secretary